UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2022

ZIMVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41242	87-2007795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10225 Westmoor Drive

Westminster, Colorado 80021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 443-7500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZIMV	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01	Regulation FD Disclosure

On February 7, 2022, beginning at 11:00 a.m., Eastern Time, ZimVie Inc. (the “Company”), a wholly owned subsidiary of Zimmer Biomet Holdings, Inc. (“Zimmer Biomet”), is holding a virtual investor day event in connection with Zimmer Biomet’s previously announced plan to separate its dental and spine businesses into a standalone, publicly traded company through the spinoff of the Company.

A copy of the investor presentation to be used in connection with the investor day event is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report. A live and archived webcast of the event can be accessed via Zimmer Biomet’s Investor Relations website at https://investor.zimmerbiomet.com.

The press release issued on February 7, 2022 with respect to the investor day event, which also provides certain financial guidance with respect to the Company, is furnished as Exhibit 99.2 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	ZimVie Inc. Investor Presentation, dated February 7, 2022.

99.2	Press Release, dated February 7, 2022, regarding investor day and financial outlook.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 7, 2022

ZIMVIE INC.

By:	/s/ Heather Kidwell
Name:	Heather Kidwell
Title:	Senior Vice President, Chief Legal and Compliance Officer and Corporate Secretary